File No. 2-99357
                                                  Rule 497(e)


                 STEIN ROE MUNICIPAL TRUST
            Stein Roe Municipal Money Market Fund
            Stein Roe Intermediate Municipals Fund
            Stein Roe Managed Municipals Fund
            Stein Roe High-Yield Municipals Fund

Supplement to November 1, 1999 Statement of Additional Information


The last sentence of the third paragraph in the description of Municipal Securities found in the Glossary section of this Statement of Additional Information (page 52) has been changed to read as follows:

     "Each Fund may invest more than 5% of its net assets in the Municipal Securities described in this paragraph."


            This Supplement is dated February 17, 2000